                                                                EXHIBIT 99.1





                                FIRST AMENDMENT
                         TO LOAN AND SECURITY AGREEMENT


        FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT, dated as of February 28, 1997, among HILLS DEPARTMENT STORE COMPANY, a Delaware corporation ("HDSC"), C.R.H. INTERNATIONAL, INC., an Ohio corporation ("CRH" and together with HDSC, the "Borrowers"), HILLS STORES COMPANY, a Delaware corporation
(the "Parent"), the other Loan Parties named herein and signatories hereto, the financial institutions listed on the signature pages hereof (collectively, the "Lenders") and BANKAMERICA BUSINESS CREDIT, INC., as Agent (the "Agent").

        WHEREAS, the Borrowers, the Parent, the other Loan Parties, the Lenders and the Agent are parties to that certain Loan and Security Agreement, dated as of September 30, 1996, (such agreement being referred to herein as the "Loan and Security Agreement");

        WHEREAS, the Borrowers have requested certain modifications to the financial covenants contained in the Loan and Security Agreement and an extension of the maturity date of the credit facility provided under the Loan and Security Agreement, and the Lenders and the Agent are agreeable to making such changes, subject to the terms and conditions herein contained.

        NOW, THEREFORE, the Borrowers, the Parent, the other Loan Parties, the Lenders and the Agent hereby agree as follows:

        SECTION 1. CAPITALIZED TERMS. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Loan and Security Agreement.

        SECTION 2. AMENDMENTS TO LOAN AND SECURITY AGREEMENT. The Loan and Security Agreement shall be, and upon the fulfillment of the conditions set forth in Section 3 hereof is, amended as follows:

        2.1 The definition "EBITDA" in Section 1.1 of the Loan and Security Agreement is amended by (i) adding the following phrase to the end of clause
    (c) of such definition before the comma:

        "(provided that for purposes of determining compliance with SECTION 9.24 for any period for which EBITDA is being calculated which ends on the last day of any fiscal quarter of the Parent comprising part of the Parent's 1997 Fiscal Year, the fifty percent (50%) figure in this clause (c) shall be increased to one hundred percent (100%))"

    and (ii) adding the following sentence to the end of such definition:

        "Notwithstanding the foregoing, EBITDA shall not in any event include any loss arising directly and solely from the closing of store 227 located at 1072 W. Mercury Blvd., Hampton, VA 23666 and those stores of HDSC described on Exhibit A to either of the Waivers and Consents, dated as of January 29, 1997 and January 31, 1997, respectively, to the Loan and Security Agreement."

        2.2 The definition "Net Capex" in Section 1.1 of the Loan and Security Agreement is amended by adding the following clause immediately after the phrase "during such period" in clause (b) of such definition:

        "(which aggregate amount of Capital Expenditures shall, for purposes of determining compliance with SECTION 9.24 (and not for the purpose of determining the Coverage Ratio) for each of the twelve consecutive fiscal month periods of the Parent ending on the last day of any fiscal quarter of the Parent comprising part of the Parent's 1997 Fiscal Year (without duplication), be reduced by $10,000,000)"

        2.3 The definition "Stated Termination Date" in Section 1.1 of the Loan and Security Agreement is amended by (i) deleting the phrase "the third anniversary of the Closing Date" and (ii) substituting therefor the date "January 31, 2000".

        2.4 Section 9.23 of the Loan and Security Agreement is deleted in its entirety and the following Section 9.23 shall be substituted therefor:

                "9.23   ADJUSTED TANGIBLE NET WORTH.  The Parent will
        maintain Adjusted Tangible Net Worth, determined as of the last day of each fiscal quarter of the Parent, of not less than the following:

                FISCAL QUARTER ENDING IN OR ABOUT               AMOUNT

                January of any year                             $110,000,000
                April of any year                               $100,000,000
                July of any year                                $ 90,000,000
                October of any year                             $ 80,000,000"

        2.5     Section 9.24 of the Loan and Security Agreement is amended by
    (i) deleting the phrases "twelve consecutive fiscal months" and "twelve fiscal month" and substituting the phrases "four consecutive fiscal quarters" and "four fiscal quarter", respectively, therefor and (ii) deleting the phrase "(determined as of the last day of each fiscal month of the Parent)" and substituting therefor the phrase "(determined as of the last day of each fiscal quarter of the Parent)".

        SECTION 3. EFFECTIVENESS. This Agreement and the amendments contemplated hereby shall become effective when:

        (a) counterparts hereof have been duly executed and delivered to the Agent on behalf of the Borrowers, the Parent, the other Loan Parties, the Lenders and the Agent;

        (b) the Agent shall be satisfied that there exists no Default or Event of Default; and

        (c) the Agent shall have received for the benefit of the Lenders an amendment fee in the amount of $250,000 (to be allocated among the Lenders based upon each Lender's respective Commitment at the time such fee is received by the Agent).

        SECTION 4. COUNTERPARTS. This First Amendment to Loan and Security Agreement may be executed in counterparts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument. This First Amendment to Loan and Security Agreement shall be governed by, and construed in accordance with, the internal laws (as opposed to the conflicts of laws provisions) of the State of New York. Delivery of an executed counterpart of a signature page to this First Amendment to Loan and and Security Agreement by telecopier shall be effective as delivery of a manually executed signature page hereto.

        SECTION 5. REFERENCES TO LOAN AND SECURITY AGREEMENT. From and after the effectiveness of this First Amendment to Loan and Security Agreement and the amendments contemplated hereby, all references in the Loan and Security Agreement to "this Agreement", "hereof", "herein", and similar terms shall mean and refer to the Loan and Security Agreement, as amended and modified by this First Amendment to Loan and Security Agreement, and all references in other documents to the Loan and Security Agreement shall mean such agreement as amended and modified by this First Amendment to Loan and Security Agreement.

        SECTION 6. RATIFICATION AND CONFIRMATION. The Loan and Security Agreement is hereby ratified and confirmed and, except as herein agreed, remains in full force and effect. Each of the Loan Parties represents and warrants that on the date hereof (i) all representations and warranties made by any Loan Party contained in Articles 6 and 8 of the Loan and Security Agreement are correct in all material respects on and as of the date hereof, other than any such representation or warranty which relates to a specified prior date and (ii) there exists no Default or Event of Default.

        IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Loan and Security Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                        "BORROWERS"

                                        HILLS DEPARTMENT STORE COMPANY


                                        By /s/ C. Scott Litten
                                           ------------------------------
                                           Name:  C. Scott Litten
                                           Title: Executive Vice President-
                                                  Chief Financial Officer

                                        C.R.H. INTERNATIONAL, INC.


                                        By /s/ William K. Friend
                                           ------------------------------
                                           Name:  William K. Friend
                                           Title: Vice President-Secretary

                                        "PARENT"

                                        HILLS STORES COMPANY


                                        By /s/ C. Scott Litten
                                           ------------------------------
                                           Name:  C. Scott Litten
                                           Title: Executive Vice President-
                                                  Chief Financial Officer


                                        OTHER "LOAN PARTIES"

                                        CANTON ADVERTISING, INC.


                                        By /s/ William K. Friend
                                           ------------------------------
                                           Name:  William K. Friend
                                           Title: Vice President-Secretary/Clerk


                                        HDS TRANSPORT, INC.


                                        By /s/ William K. Friend
                                           ------------------------------
                                           Name:  William K. Friend
                                           Title: Vice President-Secretary


                                        CORPORATE VISION, INC.


                                        By /s/ William K. Friend
                                           ------------------------------
                                           Name:  William K. Friend
                                           Title: Vice President-Secretary/Clerk


                                        HILLS DISTRIBUTING COMPANY


                                        By /s/ William K. Friend
                                           ------------------------------
                                           Name:  William K. Friend
                                           Title: Vice President-Secretary

                                        "AGENT"

                                        BANKAMERICA BUSINESS CREDIT, INC.,
                                        as the Agent


                                        By /s/ Michael Lemiszko
                                           ------------------------------
                                           Name:  Michael Lemiszko
                                           Title: Vice President


                                        "LENDERS"

                                        BANKAMERICA BUSINESS CREDIT, INC.,
                                        as a Lender


                                        By /s/ Michael Lemiszko
                                           ------------------------------
                                           Name:  Michael Lemiszko
                                           Title: Vice President


                                        THE FIRST NATIONAL BANK OF BOSTON,
                                        as a Lender


                                        By /s/  Janet G. O'Donnell
                                           ------------------------------
                                           Name:  Janet G. O'Donnell
                                           Title: Vice President


                                        THE CIT GROUP/BUSINESS CREDIT, INC.,
                                        as a Lender


                                        By /s/ Jon Oldham
                                           ------------------------------
                                           Name:  Jon Oldham
                                           Title: Assistant Secretary


                                        CONGRESS FINANCIAL CORPORATION,
                                        as a Lender


                                        By /s/ Josephine Norris
                                           ------------------------------
                                           Name:  Josephine Norris
                                           Title: Vice President

                                        HELLER FINANCIAL, INC., as a Lender


                                        By /s/ Scott Ziemke
                                           ------------------------------
                                           Name:  Scott Ziemke
                                           Title: AVP-Account Manager


                                        IBJ SCHRODER BANK & TRUST COMPANY,
                                        as a Lender


                                        By /s/ James M. Steffy
                                           ------------------------------
                                           Name:  James M. Steffy
                                           Title: Vice President


                                        LASALLE BUSINESS CREDIT, INC.,
                                        as a Lender


                                        By /s/ Lawrence P. Garni
                                           ------------------------------
                                           Name:  Lawrence P. Garni
                                           Title: Vice President


                                        SANWA BUSINESS CREDIT CORPORATION,
                                        as a Lender


                                        By /s/ Peter L. Skavla
                                           ------------------------------
                                           Name:  Peter L. Skavla
                                           Title: Vice President


                                        TRANSAMERICA BUSINESS CREDIT
                                        CORPORATION, as a Lender


                                        By /s/ Michael Burns
                                           ------------------------------
                                           Name:  Michael Burns
                                           Title: Vice President